PACIFIC OAK

MATCHING CAPITAL WITH OPPORTUNITY

Exhibit 99.4

DECEMBER 9, 2020



PACIFIC OAK STRATEGIC OPPORTUNITY REIT

Valuation and Portfolio Update

FORWARD-LOOKING STATEMENTS I M P O R T A NT D I S C L O S U R E S - The information contained herein should be read in conjunction with, and is qualified by, the information in the Pacific Oak Strategic Opportunity REIT I, Inc. (“Pacific Oak Strategic Opportunity REIT” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 26, 2020 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Quarterly Report”) filed with the SEC on November 13, 2020, including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the Company’s estimated value per share, see the Company’s Current Report on Form 8-K, filed with the SEC on December 9, 2020. F O R W A R D L O O K I NG S T A T E M E N T S - Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for certain of the Company’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Duff & Phelps, LLC (“Duff & Phelps”), Colliers International Valuation & Advisory Services, LLC (“Colliers”), and ClearCapital.com, Inc. (“Clear Capital”) best estimates as of September 30, 2020, and/or the Company’s and Pacific Oak Capital Advisors LLC’s (“the Advisor”) best estimates as of December 4, 2020, the Company can give no assurance that these estimated values will be realized by the Company. These statements also depend on factors such as future economic, competitive and market conditions, the Company’s ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of the Company’s Annual Report on form 10-K for the year ended December 31, 2019, and its subsequent quarterly reports. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share. 2

• Estimated value per share calculated using information as of September 30, 2020, with the exception of adjustments to give effect to the Merger2 which closed on October 5, 2020 and merger-related expenses incurred upon the closing. 3 • The Company followed the Institute for Portfolio Alternatives Valuation Guidelines, which included independent third-party valuations for all of its consolidated properties and properties owned via two of its unconsolidated joint ventures. The valuations represented appraisals for these properties, with the exception of the Company’s consolidated single-family rental home portfolio (“SFR portfolio”) of 1,769 homes which was valued at the total of the individual home values provided by a third-party valuation firm. The appraisals were performed by Duff & Phelps, except for the undeveloped land which was appraised by Colliers. Valuation of the SFR portfolio was performed by ClearCapital.com, Inc. • The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP). • The Company’s Advisor valued the three other investments in unconsolidated entities at $28.7 million or $0.29 per share4, as well as the Company’s real estate-related investments, cash, other assets, mortgage debt, and other liabilities. • Non-controlling interest liability due to equity interests in certain consolidated entities was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current values and the payoff of any related debt at its fair value, and then valuing the different equity interests based on their contractual rights. Net asset value; no enterprise (portfolio) premium or discount applied Reflected the advisor incentive fee payable to the Company’s Advisors for shareholder returns in excess of a 7.0% per year cumulative, non- compounded return on invested capital3. 1 For more information, see the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2020. 2 On October 5, 2020, Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) merged into and became an indirect subsidiary of the Company and POSOR II ceased to separately exist (the “Merger”). Pursuant to the merger agreement, the Company issued 28,973,906 shares of its common stock, equal to 0.9643 shares of the Company’s common stock for each outstanding share of POSOR II’s common stock. For further information, see the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2020. 3 The Company issued 3,411,737 restricted stock shares to KBS Capital Advisors on March 27, 2020 in accordance with the Company’s amended advisory agreement with KBS Capital Advisors which terminated them effective October 31, 2019, and the restricted stock value (“KBS Termination Fee Payout”) is reflected in the Company’s estimated share value announced on December 9, 2020. The Company’s advisory agreement with Pacific Oak Capital Advisors stipulates that a participation fee is payable to Pacific Oak Capital Advisors if shareholder returns exceed (i) net invested capital, or the amount calculated by multiplying the total number of shares purchased by stockholders by the issue price (except that all shares issued to stockholders of POSOR II in connection with the Merger are deemed to have been purchased by such stockholders at the effective time of the Merger and at a price of $10.63 per share), plus (ii) a 7.0% per year cumulative non-compounded return on the invested capital, and such excess is greater than the grant date value of the KBS Termination Fee Payout. The Company estimated this participation fee potential liability to be $0 for purposes of the estimated share value announced on December 9, 2020. 4 Two of the unconsolidated entities were valued at the amount of equity capital contributed by the Company ($28.6 million or $0.29 per share), and the remaining unconsolidated entity was valued at $0.1 million or $0.00 per share which was the amount of cash the Company received in a final liquidating distribution in October 2020. VALUATION1

4 VALUATION1 1 Based on data as of September 30, 2020, with the exception of adjustments to give effect to the Merger which closed on October 5, 2020 and merger-related expenses incurred upon the closing. 2 Based on data as of September 30, 2019, with the exception of (i) real estate which was valued as of October 31, 2019, (ii) an adjustment to reduce cash for the amount of real estate capital expenditures incurred in October 2019, (iii) an adjustment for acquisition and disposition fees and expenses incurred in connection with the acquisition of Reven Housing REIT, Inc. and disposition of 125 John Carpenter subsequent to September 30, 2019, and (iv) a number of adjustments related to the incentive fee potential liabilities to our former advisor, KBS Capital Advisors, LLC, and our current advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”), in connection with the termination of KBS Capital Advisors effective October 31, 2019 and the hiring of Pacific Oak Capital Advisors on November 1, 2019. For further information, see the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2019. 3 Includes restricted cash, rents and other receivables, deposits, prepaid expenses and other assets as applicable. 4 The Company’s participation fee potential liability to Pacific Oak Capital Advisors was estimated to be $0 and $2.3 million for the share value announcements on December 9, 2020 and December 19, 2019, respectively. 5 Includes merger-related expenses incurred upon the merger closing, accounts payable, accrued liabilities, security deposits, contingent liabilities, prepaid rent and other liabilities. 6 Represents the par value plus accrued dividends on the Series A cumulative convertible redeemable preferred stock issued by the Company’s subsidiary, Pacific Oak Residential Trust, Inc. (“PORT”). Assets: Real Estate Investments in Unconsolidated Entities Investments in Real Estate Equity Securities Cash and Cash Equivalents Other Assets3 Liabilities: Mortgage and Other Debt Advisor Incentive Fee4 Other Liabilities5 PORT Preferred Stock 6 Minority Interests in Consolidated Entities Stockholder Equity $1.712 Billion (81%) $208.6 Million (10%) $90.6 Million (4%) $87.4 Million (4%) $27.5 Million (1%) $1.127 Billion $1.071 Billion $ - $ 55.7 Million $ 15.2 Million $ 33.7 Million $ 950.1 Million $1.045 Billion (71%) $219.2 Million (15%) $ 79.1 Million (5%) $102.1 Million (7%) $ 16.8 Million (2%) $709.0 Million $674.3 Million $ 2.3 Million $ 32.4 Million $ - $ 13.9 Million $739.4 Million As of December 20201 As of December 20192 $2.126 Billion $1.462 Billion

PACIFIC OAK

VALUATION[1]

On December 4, 2020, the Company's Board approved an estimated value per share of $9.68. The following summarizes the change in estimated value per share from December 2019 to December 2020:

December 2019 estimated share value	**$ 10.63**
Investments	
Real estate[2]	(0.47)
Investments in unconsolidated entities	(0.46)
Investments in real estate equity securities	(0.30)
Leasing costs & capital expenditures	(0.38)
Investment Performance	***(1.61)***
Operating cash flows in excess of distributions declared[3]	0.17
Foreign currency gain	0.15
Merger and property selling, acquisition, & financing costs[4]	(0.09)
Mortgage debt and Series A & B debentures	0.38
Advisor incentive fee potential liability	0.03
Other changes, net	0.02
Total Change	**(0.95)**
December 2020 estimated share value	**$9.68**

[1] Based on data as of September 30, 2020, with the exception of adjustments to give effect to the Merger which closed on October 5, 2020 and merger-related expenses incurred upon the closing.
[2] Includes the merger impact, which was a decrease in estimated share value of $0.36, reflecting the changes in the net asset values for the Company and POSOR II following the signing of the Merger Agreement on February 19, 2020.
[3] Operating cash flow reflects modified funds from operations ("MFFO") adjusted to deduct capitalized interest expense, real estate taxes, and insurance and add back the amortization of deferred financing costs.
[4] Includes (i) merger-related expenses incurred upon the closing of $0.06 per share, (ii) selling, acquisition, and financing costs excluding sponsor fees of $0.03 per share, and (iii) disposition and acquisition fees to the sponsor of $0.00 per share.

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6 The Company is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The Company can give no assurance that: Further, the estimated value per share of $9.68 announced on December 9, 2020 is based on the estimated value of the Company's assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of adjustments to give effect to the Merger which closed on October 5, 2020 and merger-related expenses incurred upon the closing. The methodology used to estimate the Company’s value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. The Company’s shares of common stock would trade at the estimated value per share on a national securities exchange; A stockholder would ultimately realize distributions per share equal to the Company’s estimated value per share upon liquidation or sale of the Company; A stockholder would be able to resell his or her shares at this estimated value per share; An independent third- party appraiser or other third-party valuation firm would agree with the Company's estimated value per share; or STOCKHOLDER PERFORMANCE

PACIFIC OAK

STOCKHOLDER PERFORMANCE

Hypothetical Performance of First and Last Investors at $10.00 Offering Price

Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)



$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$19.30
$20.46
$19.00
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$2.89
$5.44
$5.83
$5.31
$0.72
$1.47
$1.49
$1.49
$1.14
$1.32
$1.68
$2.06
$2.43
$2.48
$2.51
$2.52
Distributions $9.32
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)

Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)



$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$18.60
$19.76
$18.30
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$2.89
$5.44
$5.83
$5.31
$0.72
$1.47
$1.49
$1.49
$0.44
$0.62
$0.98
$1.36
$1.73
$1.78
$1.81
$1.82
Distributions $8.62
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)

"Valuation Information" for a first cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the Company. "Cumulative distributions" for a first cash investor and a last cash investor assumes all distributions received in cash (except for stock portion of special distributions) and no share redemptions, and reflect the cash payment amounts (all distributions paid or declared since investment) per share for a hypothetical investor who invested on April 19, 2010, and November 14, 2012, respectively. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

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PACIFIC OAK

STOCKHOLDER PERFORMANCE ILLUSTRATION

Since special dividends were declared on December 7, 2017 and November 12, 2018, a comparison of the estimated value per share over time is no longer a fair reflection of stockholder performance. The following illustration shows the performance of the first cash investor who bought 1 share, to focus on the performance of both the share and account value.

	Estimated Value Per Share	Total Shares	Total Share Value	Cash Dividends	Total Account Value
Offering Price	**$10.00**	**1.0000**	**$10.00**		**$10.00**
Estimated Value Per Share Increase	$5.11		$5.11		$5.11
Cash Dividends to December 7, 2017				$2.43	$2.43
December 7, 2017 Before Special Dividend	**$15.11**	**1.0000**	**$15.11**	**$2.43**	**$17.54**
December 2017 Special Dividend [1]					
Cash Dividend	($0.72)		($0.72)	$0.72	$0.00
Stock Dividend Value [2]	($2.89)	0.2509	$0.00		$0.00
December 7, 2017 After Special Dividend	**$11.50**	**1.2509**	**$14.39**	**$3.15**	**$17.54**
Estimated Value Per Share Increase	$1.36		$1.71		$1.71
Cash Dividends to November 12, 2018				$0.05	$0.05
November 12, 2018 Special Dividend [1]					
Cash Dividend	($0.59)		($0.75)	$0.75	$0.00
Stock Dividend Value [2]	($2.36)	0.2979	$0.00		$0.00
November 12, 2018 After Special Dividend [2]	**$9.91**	**1.5488**	**$15.35**	**$3.95**	**$19.30**
Estimated Value Per Share Increase	$0.72		$1.11		$1.11
Cash Dividends to December 17, 2019				$0.05	$0.05
December 17, 2019 After Special Dividend [2]	**$10.63**	**1.5488**	**$16.46**	**$4.00**	**$20.46**
Estimated Value Per Share Decrease	($0.95)		-$1.47		($1.47)
Cash Dividends to December 17, 2019				$0.01	$0.01
December 4, 2020 After Special Dividend [2]	**$9.68**	**1.5488**	**$14.99**	**$4.01**	**$19.00**

[1] Assumes the shareholder receives 20% of the special dividend in cash and 80% in stock. If a significant number of investors elect all stock, a cash electing investor may receive more than 20% of the special dividend in cash.

[2] Assumes a stock dividend rate of 0.2509 and 0.2381 shares per share of common stock outstanding, for the December 7, 2017 and November 12, 2018 special dividends, respectively, for a cumulative of 0.5488 additional shares after compounding as of November 12, 2018.

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9 PORTFOLIO OVERVIEW & HIGHLIGHTS

PACIFIC OAK

PORTFOLIO OVERVIEW

December 2020 Estimated Value of Portfolio[1]........................$2,141,710,000
Rentable Square Feet..7,945,590

Leverage, net[2]..53%
Weighted-Avg. Interest Rate at 9/30/20[3]...3.23%

Investment Type	Dec. 2020 NAV Value[1]	% of Total	Occupancy 9/30/20[4]	Occupancy 9/30/19[4]	Sept 2020 Rent Collection[5]
Office	$1,315,019,000	61.4%	77.7%	80.0%	96.3%
SFR	$188,129,000	8.8%	91.4%	N/A	97.7%
Apt	$165,040,000	7.7%	87.5%	93.1%	88.2%
Land	$276,721,000	12.9%	N/A	N/A	N/A
Hotel	$106,165,000	5.0%	41.8%	74.8%	N/A
Financial Assets	$90,636,000	4.2%			
TOTAL:	**$2,141,710,000**				

Investment Types[1]
By value in December 2020 NAV


61.4%
16.5%
12.9%
5.0%
4.2%
Office
Apartments & Single Family Rentals
Financial Assets
Land
Hotel

Geographic Allocation[1]
By value in December 2020 NAV


13.8%
9.2%
8.3%
5.4%
4.9%
3.6%
3.1%
2.7%
1.8%
1.4%
10.5%
4.2%
30.9%
CA
NY
NV
GA
TX
MN
TN
SC
NJ
LA
AZ
Other States
Financial Assets

[1] Reflects the property values for all real estate, including the properties owned via joint ventures, as well as real estate equity securities values used in the December 2020 share value, after adjusting for the Company's share of consolidated and unconsolidated joint entities. The total value would be $2,587,692,000 including the minority interests in consolidated and unconsolidated entities.
[2] Calculated as (i) consolidated debt principal net of cash, restricted cash, and real estate equity securities divided by (ii) consolidated real estate value, as reflected in the December 2020 share value.
[3] Represents the weighted-average of the Company's and POSOR II's interest rate in effect on consolidated mortgages and debentures as of September 30, 2020.
[4] Represents (i) leased occupancy, which includes leases signed but future commencing, for the consolidated and unconsolidated offices, SFR, and apartments in the portfolio as of September 30, 2020 and (ii) average occupancy for Q3 2020 and Q3 2019 for the hotels. RevPAR for the hotels was $47.73 for Q3 and Q2 2020 combined, versus $123.97 for Q3 and Q2 2019 combined, a decline of 61.5% which was primarily attributed to the COVID-19 pandemic and related, temporary closures. Both hotels were temporarily closed on March 31, 2020, with Springmaid Beach Resort reopening on May 1, 2020 and Q&C Hotel reopening on Sept. 1, 2020. RevPAR is an abbreviation for revenue per available room, a commonly cited metric in the hotel industry.
[5] Percentage of total rent charges for September 2020 which were collected as of October 2020.

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Property Name City, State Property Type/ No. of Buildings Date Acquired by Company/POSOR II Size (SF) Occupancy % Ownership % CONSOLIDATED PROPERTIES: OFFICES Oakland City Center Oakland, CA Office 2 Buildings 8/18/2017 368,032 78.3% 100% City Tower Orange, CA Office 1 Building 3/6/2018 435,177 94.1% 100% The Marq Minneapolis, MN Office 1 Building 3/1/2018 522,656 83.6% 100% Crown Pointe Dunwoody, GA Office 2 Buildings 2/14/2017 509,792 75.0% 100% Georgia 400 Center Alpharetta, GA Office 3 Buildings 5/23/19 419,567 83.0% 100% Eight & Nine Corporate Centre Franklin, TN Office 2 Buildings 6/8/2018 315,299 80.3% 100% Richardson Portfolio (JV) Richardson, TX Office 4 Buildings & 14 Acres of Land 11/23/2011 569,980 74.0% 90% Lincoln Court Campbell, CA Office 1 Building 5/20/2016 123,529 73.6% 100% Park Centre Austin, TX Office 3 Buildings 3/28/2013 205,095 78.2% 100% Madison Square (JV) Phoenix, AZ Office 3 Buildings 10/3/2017 313,561 47.1% 90% Subtotal: 3,778,670 77.7% P rope r t i e s 11

CONSOLIDATED PROPERTIES: APARTMENTS & SINGLE-FAMILY RENTALS (SFR) 1180 Raymond Newark, NJ 317 Unit Apartment Building 8/20/2013 268,648 87.4% 100% Lofts at NoHo Commons (JV) N. Hollywood, CA 292 Unit Apartment Building 11/16/2016 224,755 87.7% 90% Pacific Oak Residential Trust 1,769 Single Family Homes Multiple 2,451,012 91.4% 96% Subtotal: 2,944,415 90.7% CONSOLIDATED PROPERTIES: HOTELS Springmaid Beach Resort (JV) Myrtle Beach, SC Resort/Hospitality 2 Buildings 12/30/2014 N/A N/A 90% Q&C Hotel (JV) New Orleans, LA Hospitality 2 Buildings 12/17/2015 N/A N/A 90% CONSOLIDATED PROPERTIES: LAND Tule Springs North Las Vegas, NV 1,000 Acres of Developable Land 12/30/2011, 12/10/2013 N/A N/A 100% Richardson Land (JV) Richardson, TX 14 Acres of Undeveloped Land 9/4/2014 N/A N/A 90% 210 West 31st Street (JV) New York, NY Office/Retail Development 12/1/2016 N/A N/A 80% P rope r t i e s ( con t i nued ) Property Name City, State Property Type/ No. of Buildings Date Acquired by Company/POSOR II Size (SF) Occupancy % Ownership % 12

Property Name City, State Property Type/ No. of Buildings Date Acquired by Company/POSOR II Size (SF) Occupancy % Ownership % UNCONSOLIDATED PROPERTIES 353 Sacramento (JV) San Francisco, CA Office 1 Building 7/11/2016 284,751 90.9% 55% 110 William Street (JV) New York, NY Office 1 Building 5/2/2014 928,157 73.4% 60% Pacific Oak Opportunity Zone Fund I N/A 2019 N/A N/A N/A Pacific Oak Residential Trust, II 7 Q3 2020 N/A 100% 100% Subtotal: 1,222,505 77.7% Total: 7,945,590 82.5% P rope r t i e s ( con t i nued ) 13

PACIFIC OAK

DISPOSITIONS HISTORY

Following is a summary of the Company's real estate dispositions from inception to September 30, 2020:

Property	Acquisition Date	Disposition Date	Sq. Ft.	Sale Price [1]	Cost Basis at Sale [2]	Sale Price vs. Cost Basis
Richardson Portfolio (Consolidated JV)	Multiple	Multiple	151,937	$ 27,848,197	$ 13,252,350	$ 14,595,846
Powers Ferry Landing (6151 & 6201 Bldgs)	Sep-12	Oct-13	246,475	18,540,128	11,856,283	6,683,845
Park Highlands	Multiple	Multiple	N/A	42,691,289	18,014,138	24,677,151
50 Congress Street	Jul-13	May-17	179,872	78,784,521	55,181,314	23,603,206
SREIT (11 Properties) [3]	Multiple	Nov-17	3,103,313	795,385,695	670,876,898	124,508,797
Central Building	Jul-13	Jul-18	193,968	67,351,484	39,873,064	27,478,420
Westpark Portfolio	May-16	Nov-18	782,035	166,424,343	144,668,958	21,755,386
Bedford (JV)	Jan-14	Jan-19	49,220	43,786,766	41,415,046	2,371,720
Burbank (JV)	Dec-12	Jul-19	39,035	25,900,000	18,806,736	7,093,264
125 John Carpenter	Sep-17	Nov-19	445,317	99,557,239	88,900,923	10,656,316
Total			**5,191,172**	**$ 1,366,269,662**	**$ 1,102,845,712**	**$ 263,423,950**

[1] Equals the sale price, net of seller concessions, without adjustment for joint venture partners' share of consolidated joint ventures. Excludes selling costs and fees.
[2] Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners' share of consolidated joint ventures.
[3] Reflects sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the "SREIT") which was listed on the Singapore Stock Exchange. The SREIT has since been renamed Keppel Pacific Oak US REIT. For further information on the property sale, please see the Company's Current Report on Form 8-K filed with the SEC on November 9, 2017.

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559 single family homes located primarily in Ohio, Indiana, and North Carolina via the acquisition of Battery Point Trust on July 1, 2020 15 994 single family homes located primarily in Atlanta, Birmingham, Houston, Jacksonville, Memphis and Oklahoma City via the acquisition of Reven (NASDAQ: RVEN) on Nov. 4, 2019 196 single family homes located in Chicago acquired May 28, 2020 20 single family homes located primarily in Memphis were acquired in Q3-2020 (1) PORT is a consolidated subsidiary of the Company focused on single-family rental homes, of which the Company owns a 96.1% economic interest as of September 30, 2020. The Company has also invested $5.0 million in Pacific Oak Residential Trust II (“PORT II”), an unconsolidated entity, as of September 30, 2020. Information herein relates only to PORT and excludes the 7 single family homes located in Memphis which are owned by PORT II as of September 30, 2020. 15 Acquisition Strategy: Acquire a large, integrated portfolio of affordable single- family rental homes that address the work force housing needs in the United States. Cap rate arbitrage and aggregation play

# of HOMES BY MARKET As of September 30, 2020, PORT owns 1,769 homes which are 91.4% occupied and generate a levered income yield of 10.98% (1). NOI BY MARKET (1) Assumes occupancy of 100% because (i) there has not been a long enough operating history for the Company to estimate a representative, normalized occupancy and (ii) lease timing might fluctuate as of an individual quarter-end. Also, income measures are before maintenance and turnover capital expenditures. (2) Cash flow yield is the (i) NOI less interest and maintenance and turnover capital expenditures divided by (ii) equity invested. 16 # of Homes 9/30/20 Occupancy Avg. Sq. Ft. Avg. Monthly Rent Purchase Price Equity Basis Gross Potential NOI (1) Gross Potential NOI Less Interest (1) Unlevered Income Yield (1) Levered Income Yield (1) Levered Cash Flow Yield (2) 1,769 91.4% 1,386 $1,048 $185,122,949 $57,238,709 $12,105,000 $6,286,000 6.54% 10.98% 8.44%

Wood Village near Portland, OR (Closed): • 173 apartments, $45.9 million construction cost • Q1 2021 estimated completion Imperial Apartments, Phoenix, AZ (Closed): • 140 workforce apartments, $15.0 million construction cost • 2H 2021 estimated completion St. Ambrose Apartments, Phoenix, AZ (Closed): • 241 apartments, $28.3 million construction cost • Q1 2022 estimated completion Presidential Apartments, Phoenix, AZ (Pending): • 84 apartments, $19.1 million construction cost • Q4 2020 expected closing, 2022 estimated completion 17 $150 million fund, with seed capital from the Company and POSOR II ($23.6 million) and Pacific Oak principals ($1.0 million). (1) The Company and POSOR II collectively invested $23.6 million to acquire 104 Class A units of Pacific Oak Opportunity Zone Fund I, an unconsolidated entity, as of September 30, 2020. Information herein relates to the capital raise and investments by Pacific Oak Opportunity Zone Fund I.

18 COVID-19 Commen ta ry U.S. Economy Office Sector But the pandemic has hit the office sector. At the national level, vacant and sublease spaces are on the rise and net absorption is expected to be negative for the first time since 2009 and average rent is expected to experience its first annual decline since 2010.(2) The long-term outlook for office remains positive, and although the remote working trend could reduce the need for office space in the near-term, the idea of significant abandonment of office over the long-term is premature and baseless in the opinions of many market observers. Tenants are indeed taking a “wait and see approach” and re-evaluating their space needs. But leases are still being signed today and tenants who have historically been dense users of office space may need even more space going forward to provide physical distancing and comfort for employees. U.S. GDP grew at an annual rate of 33.1% in Q3-2020, as Americans adjusted to life amidst the COVID-19 pandemic, activities resumed, and businesses reopened. This followed Q2-2020 when the GDP recorded the largest quarterly contraction in 75 years (-32.9%).(1) Economic forecasts turned positive over the summer, generally, and now with the announcements of effective vaccines there is a cautious optimism that the economy will return toward normal and the end of the pandemic may be within sight. Nevertheless, what the recent surge in cases and the winter season may mean for the U.S. economy, employment, and restrictions remains to be seen, as does the speed and shape of the recovery by the economy and specific sectors. 96.3% of September 2020 rent charges were collected as of October 2020. An insignificant number of office tenants have requested rent relief or deferral, and the Company has carefully managed the requests on a case- by-case basis, granting deferrals to only a small number of tenants to date. The Company is careful to reject the requests of tenants looking to take advantage of the situation. (1) U.S. Commerce Department’s Bureau of Economic Analysis (2) https://www.cbre.com/research-and-reports/Global-Real-Estate-Market-Outlook-2020-Office (3) CBRE Office 2021 U.S. Real Estate Market Outlook Early indications are that certain office-using sectors are resilient, with the drop in office-using employment being relatively moderate and less for the larger sectors such as financial services, technology, and law.(2)

PACIFIC OAK

COVID-19 Commentary

Apartment & SFR Sectors

- Of the September 2020 rent charges, 88.2% and 97.7% were collected for the apartments and SFR, respectively, as of October 2020.
- The collection rates contrast with the rate for residential renters overall. An estimated 1 in 6 tenants are behind on their rent as of September 2020 and as many as 34 million people in the U.S. may be at risk of eviction following the expiration of legislation passed during the pandemic to protect people from eviction.[(4)] The Coronavirus Aid, Relief and Economic Security Act ("CARES") granted some measure of protection against evictions and the Centers for Disease Control ("CDC") just announced in September 2020 that lower-income tenants struggling to pay their rent will be allowed to stay in their homes until the end of the year. Local municipalities have also passed legislation protecting tenants from eviction during the pandemic.

Hotel Sector

- Both hotels were temporarily closed on March 31, 2020 due to COVID-19. Springmaid Beach Resort reopened on May 1, 2020 and Q&C Hotel reopened on Sept. 1, 2020, resulting in sharp declines in hotel NOI for Q2 and Q3 2020. This NOI is not considered indicative of levels moving forward, though the forecast for the near-term, at least, is highly uncertain. When the hotels will return to NOI levels achieved pre-pandemic will depend on the pandemic's duration, whether a recession is triggered, and the related impacts to the consumer and business behavior driving leisure and business travel.

CONCLUSION: There is cautious optimism that the economy will return toward normal and vaccine distribution in the near-term will bring with it the end of the pandemic. Pent-up demand and federal stimulus should provide a boost to the economic recovery. The long-term outlook for the office, apartment & SFR, and hotel sectors remain positive, interest rates are expected to remain historically low, and expectations are that there is still a considerable amount of equity and debt capital which will be eager to be invested.

(4) https://www.cnbc.com/2020/10/02/millions-of-americans-may-not-be-able-to-pay-rent-in-October.html

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20 VALUE ADD OPPORTUNITES CONTINUE

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23 SOLD SOLD SOLD Current Offers Sold Storm Basin

24 Grand Teton Drive

25 2021 GOALS & OBJECTIVES Convert to NAV REIT Prov ide enhanced shareho lder l iqu id i ty Se l l propert ies at attract ive r isk-adjusted pr ices and re invest capi ta l for perpetua l NAV REIT Lease-up and stabi l i ze propert ies to dr ive income and va lue growth, and pursue a l l va lue-add opportuni t ies

THANK YOU! 1 - 8 6 6 - P A C - O A K 7 (1-866-722-6257) INFO@PACIFICOAKCAPITAL.COM 11766 Wilshire Blvd, Suite 1670 Los Angeles, CA 90025 PACIFICOAKCAPITAL.COM 26 FOLLOW US ON LINKEDIN For more information, please contact your financial advisor or Pacific Oak Capital Markets Group at (866) 722-6257.